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Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 22, 2001 included in Tom Brown, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in the registration statement.


Denver, Colorado
November 30, 2001                                 /s/ ARTHUR ANDERSEN LLP